PROMISSORY NOTE

Borrower: Scientific Industries, Inc.
70 Orville Drive
Bohemia, NY 11716

Lender: JPMorgan Chase Bank, NA
New Hyde Park Business Banking LPO
1985 Marcus Avenue, Entry Level
New Hyde Park, NY 11042

Date of Note: June 14, 2011

Principal Amount: $700,000.00

PROMISETO PAY. To repay Borrower's loan, Scientific Industries, Inc. ("Borrower") promises to pay to JPMorgan Chase Bank, NA I''Lender"}, or order, in lawful money of the United States of America, the principal amount of Seven Hundred Thousand & 00/100 Dollars ($700,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on June 14, 2013. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning July 14, 2011, with all subsequent interest payments to be due on the same day of each month after that. Payments and any other credits shall be allocated among principal, interest and fees at the discretion of Lender unless otherwise required by applicable law. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown on loan account statements sent to the Borrower, Lender's address shown in any payment coupon book provided to the Borrower, or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the LlBOR Rate (the "Index"). "LlBOR Rate" shall mean the offered rate for U.S. Dollar deposits of not less than $1,000,000.00 for a period of time equal to each Interest Period as of 11:00 A.M. City of London, England time two London Business Days prior to the first date of each Interest Period of this Note as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on the Reuters Screen ("Reuters") LlBOR01 Page, or such other page or pages as may replace such pages on Reuters for the purpose of displaying such rate. Provided, however, that if such rate is not available on Reuters then such offered rate shall be otherwise independently determined by Lender from an alternate, substantially similar independent source available to Lender or shall be calculated by Lender by a substantially similar methodology as that theretofore used to determine such offered rate in Reuters. "London Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions are generally authorized or obligated by law or executive order to close in the City of London, England. Each change in the rate to be charged on this Note will become effective without notice on the commencement of each Interest Period based upon the Index then in effect. "Interest Period" means each consecutive one month period (the first of which shall commence on the date of this Note) effective as of the first day of each Interest Period and ending on the last day of each Interest Period, provided that if any Interest Period is scheduled to end on a date for which there is no numerical equivalent to the date on which the Interest Period commenced, then it shall end instead on the last day of such calendar month. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 3.080 percentage points over the Index. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without fee all or a portion of the principal amount owed hereunder earlier than it is due. All prepayments shall be applied to the Indebtedness in such order and manner as Lender may from time to time determine in its sole discretion. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Business Banking Loan Servicing Disputed Accounts Department, P.O. Box 33035 Louisville, KY 40232-9891.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $25.00, whichever is greater.

INTERESTAFTER DEFAULT. Upon the occurrence of any Event of Default, including, but not limited to, (i) any material adverse change in the business assets, affairs, prospects or financial condition of Borrower or any guarantor, (ii) failing to provide financial statements, copies of Federal tax returns and other information relating to the financial condition, properties and affairs of the Borrower, any guarantor or grantor, as provided for in this Note and/or any Related Document, or
(iii) failure to pay upon final maturity, Lender may, at Lender's option and if permitted by applicable law, a) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note, including any increased rate, and/or b), increase the interest rate on this Note by 3.000 percentage points (the "Default Rate Margin"). The Default Rate Margin shall also apply to each succeeding interest rate change that would have applied had there been no Event of Default. However, in no event will the interest rate exceed the maximum interest rate allowed under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

   Payment Default. Borrower fails to make any payment when due under this Note.

   Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

   Transfer of Assets. Borrower leases, sells, or otherwise conveys, or agrees to lease, sell, or otherwise convey, a material part of its assets or business outside of the ordinary course of business.

   Defaults with Respect to Third Parties. Borrower fails to make any payment when due or fails to comply with or to perform any term, obligation, covenant or condition contained in any agreement between any other person and Borrower.

   False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter

   Judgments or Decrees. One or more judgments or decrees shall be entered against the Borrower and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal.

   Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

   Creditor or Forfeiture Proceedings. Commencement of foreclosure, replevin, repossession, attachment, levy, execution, or forfeiture proceedings, whether by judicial proceeding, self-help, or any other method, by any creditor of Borrower, or by any governmental agency against the Collateral or any other assets of Borrower. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

   Failure to Comply with Laws. Borrower fails to comply with all applicable statutes, laws, ordinances and governmental rules, regulations and orders to which it is subject or which are applicable to its business, property and assets.

   Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

   Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

   Events Affecting Guarantor. Any of the preceding Events of Default occurs with respect to any guarantor of the Indebtedness as if the word "guarantor" were substituted for the word "Borrower" in such Event of Default, or any guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty.

   Events Affecting Grantor. Any of the preceding Events of Default occurs with respect to any grantor, pledgor or obligor of the Indebtedness as if "grantor", "pledgor" or "obligor" were substituted for the word "Borrower" in such Event of Default, or any grantor, pledgor, or obligor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Related Document or agreement. Insecurity. Lender in good faith believes itself insecure.


PROMISSORY NOTE
(Continued)
Page 2

LENDER'S RIGHTS. Upon the occurrence of any Event of Default, lender may declare the entire unpaid principal balance on this Note and the Indebtedness and all accrued unpaid interest immediately due, without notice (except that in the case of any Event of Default of the type described in the DEFAULT - Insolvency section herein, such acceleration shall be automatic and not at lender's option), and then Borrower will pay that amount. Additionally, upon the occurrence of any Event of Default and until the entire unpaid principal balance on this Note and the Indebtedness is paid in full, without notice or demand and without waiving any other right or remedy, lender may, at lender's option, elect to impose increases in the interest rate pursuant to and as set forth in the section of this Note captioned "INTEREST AFTER DEFAULT" and, if included in this Note, the section captioned "PERFORMANCE
BASED RATE CHANGES. Borrower shall be liable for any deficiency remaining after disposition of any collateral which lender may choose to realize upon.

ATTORNEYS' FEES; EXPENSES. Borrower agrees to pay all costs and expenses lender incurs to collect this Note. This includes, subject to any limits under applicable law, lender's reasonable attorneys' fees and lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

DISHONORED ITEM FEE. Borrower will pay a fee to lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to lender a security interest in, as well as a right of setoff against, and hereby assigns, conveys, delivers, pledges and transfers to lender, as security for repayment of the Indebtedness, all Borrower's right, title and interest in and to all Borrower's accounts (whether checking, savings, or some other account) with lender or any subsidiary or affiliate of JPMorgan Chase & Co.
(each hereinafter referred to as a "lender Affiliate") and all other obligations at any time owing by lender or any lender Affiliate to Borrower. This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes lender, without prior notice to Borrower and irrespective of (i) whether or not lender has made any demand under this Note or the Related Documents or (ii) whether such Indebtedness is contingent, matured or unmatured, to the extent permitted by law, to collect, charge and/or setoff all sums owing on the Indebtedness against any and all such accounts and other obligations, and, at lender's option, to administratively freeze or direct a lender
Affiliate to administratively freeze all such accounts and other obligations to allow lender to protect lender's security interest, collection, charge and setoff rights provided in this paragraph. COllATERAL. Borrower acknowledges this Note is secured by security interest in and lien upon all collateral described in any Related Document. If there is any inconsistency between the terms and conditions of this Note and the terms and conditions of the collateral documents, the terms and conditions of this Note shall prevail.

LINE OF CREDIT. This Note evidences a revolving line of credit. The unpaid principal balance of this Note shall increase and decrease with each new advance and payment hereunder, as the case may be. Subject to the terms hereof, Borrower may borrow, repay and reborrow hereunder. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with lender. lender will have no obligation to advance funds under this Note if: (A)
Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by lender; or (E) lender in good faith believes itself insecure.

LATE CHARGES. In the "late Charge" provision set forth above, the following language is hereby added after the word "greater": "up to the maximum amount of Two Hundred Fifty Dollars ($250.00) per late charge". OVERPAYMENTS. No refund of any overpayment made by Borrower with the final payment on this Note will be required if the overpayment is less than $1.00.

FINANCIAL STATEMENTS. Borrower shall furnish lender with such financial statements and other related information at such frequencies and in such detail as lender may reasonably request.

ENFORCEABILITY AND ORGANIZATION. Borrower is duly authorized to transact business in all states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Borrower's execution, delivery and performance of this Note and all the Related Documents have been duly authorized by all necessary action by Borrower. This Note and all the Related Documents constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms. If applicable, Borrower is an entity which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the state of its organization.

INFORMATION WAIVER. lender may provide, without any limitation whatsoever, to anyone or more purchasers, potential purchasers, or affiliates of JPMorgan Chase & Co., any information or knowledge lender may have about the undersigned or about any matter relating to this document and the Related Documents, and the undersigned hereby waives any right to privacy the undersigned may have with respect to such matters.

INDEBTEDNESS. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents, together with interest on such amounts as provided in this Note, and all obligations, debts and liabilities, plus interest thereon, of Borrower or anyone or more of them to lender, as well as all claims by lender against Borrower or anyone or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of this Note, whether voluntary or otherwise, whether due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated and whether Borrower may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise and whether recovery upon such amounts may be or hereafter become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter become otherwise unenforceable; and further includes, without limitation, all principal, interest, and other amounts, costs and expenses payable under the Related Documents, whether executed by the Borrower or by any other person or entity, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Related Documents, together with interest thereon as provided in the Related Documents.

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now existing or hereafter arising, executed in connection with the Indebtedness.

LIABILITIES FOR OBLIGATIONS UNDER RELATED DOCUMENTS. Borrower also promises to pay to lender all of the Indebtedness. Borrower acknowledges that some of the Related Documents, pursuant to which Indebtedness may arise, may be executed only by persons or entities other than the Borrower.

PURPOSE. Borrower agrees that no advances under this Note shall be used for personal, family or household purposes and that all advances hereunder shall be used solely for business, commercial, agricultural or other similar purposes.

JURY WAIVER. THE UNDERSIGNED AND lENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARilY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONAllY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND lENDER ARISING OUT
OF OR IN ANY WAY RELATED TO THIS DOCUMENT, THE RELATED DOCUMENTS, OR ANY RELATIONSHIP BETWEEN OR AMONG THE UNDERSIGNED AND lENDER WHETHER ANY SUCH RIGHT NOW OR HEREAFTER EXISTS. THIS PROVISION IS A MATERIAL INDUCEMENT TO lENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS DOCUMENT AND THE RELATED DOCUMENTS.

GOVERNING lAW. The lender's loan production office for this transaction is located at the address and in the State (the "lPO State") indicated in the lPO address or the loan production office address on the first page of this document. This document will be governed by and interpreted in accordance with federal law and the laws of the lPO State, except for matters related to interest and the exportation of interest, which matters shall be governed by and interpreted in accordance with federal law (including, but not limited to, statutes, regulations, interpretations and opinions) and the laws of the State of Ohio. However, if there is ever a question about whether any provision of this document is valid or enforceable, the provision that is questioned will be governed by whichever state or federal law would find the provision to be valid and enforceable. The loan transaction which is evidenced by this document has been made in the State of Ohio.

VENUE. If there is a lawsuit, the undersigned agrees to submit to the jurisdiction of the courts of the county in the lPO State in which the lender's loan production office is located.

LENDER'S DISCRETIONARY MATURITY EXTENSION. lender, in its sole discretion, shall have the right, from time to time, to renew and extend the maturity date of this Note (each a "Maturity Extension"). Borrower agrees lender has no obligation to extend the original or any subsequent maturity date and may elect not to make a Maturity Extension at any time, even if one or more Maturity Extensions has previously been made. Lender will inform Borrower of any such Maturity Extension by written notice, executed by an officer of lender, addressed to Borrower at its then current billing address. Notwithstanding the provision of this Note requiring that any alteration or amendment to this Note shall require the


PROMISSORY NOTE
(Continued)
Page 3

signature of Borrower, Borrower accepts and agrees to be bound by the Maturity Extension in the event this Note is not paid in full on the maturity date, or after the date of the Maturity Extension notice Borrower requests any advance or otherwise relies upon or utilizes the extension of credit evidenced by this Note for any purpose.

PERIODIC FEES Not more often than one time in each calendar year, Lender may elect to charge a fee in an amount determined by Lender, in its sole discretion, for the extension of credit evidenced by this Note. The fee may be charged, payable in advance, for each year, or portion of a year, that there remains any unpaid amounts due on this Note or that advances remain available under the line of credit evidenced by this Note, including as a result of any Maturity Extension. The fee may be charged to the line of credit. No refund of any portion of the fee shall be made in the event of cancellation of the line of credit for any reason.

PRIMARY DEPOSIT ACCOUNTS. Lender expects Borrower to maintain its primary deposit accounts at Lender. One of the factors the Lender will consider in modification or renewal of this Note is the status of such accounts.

LINE OF CREDIT CLEARANCE. Borrower shall, at least once during each year during the term of this Note ending on each anniversary date hereof, reduce and maintain the outstanding principal balance of this Note to a zero balance for a period of at least thirty consecutive calendar days.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of this Note. It is agreed that any payment which would otherwise for any reason be deemed unlawful interest under applicable law shall be deemed to have been applied to the unpaid principal balance of this Note, or to other Indebtedness. The unpaid balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. Unless specifically permitted otherwise by the terms and conditions of this Note, no alteration of or amendment to this Note shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of this Note, or the Related Documents or of any participation interest in this Note or Related Documents to one or more purchasers, whether related or unrelated to Lender. Borrower waives any and all notices of sale of this Note, the Related Documents or of any participation interests, as well as any notices of any repurchases of this Note, the Related Documents, or of any participation interests. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE
PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:
SCIENTIFIC INDUSTRIES, INC.
By: /s/Helena R. Santos         By: /s/Robert P. Nichols
________________________        ___________________________________
Helena Santos, President of     Robert Nichols, Executive President
Scientific Industries, Inc.     of Scientific Industries, Inc.